EXHIBIT 10.5




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                                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT made as of November __, 2018 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), by Esports Entertainment Group, Inc., a Nevada corporation (the "Pledgor") and
Cavalry Fund I LP, a Delaware limited partnership, in its capacity as agent ("Agent") for the Purchasers identified below (in such capacity, together with its successors and assigns, the "Pledgee").

                                    WHEREAS:

     1. The Pledgor has executed and delivered to the purchaser identified in that certain Purchase Agreement (as defined below) (the "Purchaser", and together with its successors and assigns and each other purchaser of a Note (as defined below) and their respective successors and assigns, individually and collectively, the "Purchasers") those certain senior secured convertible notes each made by the Pledgor and dated as of the date hereof in an original aggregate principal amounts of $_______ (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the "Notes"). The Notes were issued pursuant to that certain Securities Purchase Agreement dated as the date hereof (as the same may be amended, restated, supplemented or otherwise modified, the "Purchase Agreement"), among the Pledgor, the Agent and the Purchasers. References to the "Transaction Documents" shall mean the Purchase Agreement, the Notes, the Warrants and the other related agreements (capitalized terms not defined herein have shall have the meanings ascribed to them in the Purchase Agreement).

     2. The Pledgor legally and beneficially owns the interests specified on Exhibit A hereto and each other corporation or other entity, the stock or other equity interests and securities (any, "Securities") of which are owned or acquired by the Pledgor and described on an addendum hereto from time-to-time executed by the Pledgor in form and substance satisfactory to the Pledgee (each such entity is referred to herein as a "Pledge Entity" and collectively as the "Pledge Entities," which shall include all subsidiaries of the Pledgor during the time this Agreement remains in effect); provided that the parties hereto agree that, as of the date hereof, the Pledge Entities specified on Exhibit A are the only Pledge Entities. The failure to execute an addendum shall not relieve the Pledgor of its obligation to pledge any after acquired Securities.

     3. Pursuant to Security Agreement dated as of November __, 2018 by and among the Agent, the Pledgor, the other entities party thereto as "Debtors" and the Pledgee (as the same may be amended, restated, modified or supplement and in effect from time to time, the "Security Agreement"), the Pledgor has granted the Pledgee, for its benefit and the benefit of the Purchasers, a first priority security interest in, lien upon and pledge of all of such Pledgor's rights in such Pledgor's Collateral (as defined in the Security Agreement), subject to the prior security interests reflected on Exhibit B.

     4. To induce the Purchasers to enter into the Purchase Agreement, purchase the Notes and to make the financial accommodations available to the Pledgor under the Purchase Agreement, and in order to secure the payment and performance by the Pledgor of the Obligations (as hereafter defined), the Pledgor has agreed to pledge to the Pledgee all of the Securities (the "Pledged Equity") of the Pledge Entities now or hereafter owned or acquired by such Pledgor to secure the Obligations. For purposes of this Agreement, "Obligations" means all obligations, liabilities and indebtedness of every nature of the Pledgor from

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time-to-time  owed or owing under or in respect of this Agreement,  the Purchase
Agreement, the Notes, the Security Agreement, and any of the other Transaction Documents, and under all other prior loans made to the Pledgor by any of the Purchasers, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase the Notes under the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:

     Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Purchase Agreement.

     Pledge.

     Subject to the security interests reflected on Exhibit B, the Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Pledgee, for the benefit of itself and the Purchasers, a first lien on and first priority perfected security interest in (i) all of the Pledged Equity of the Pledge Entities now owned or hereafter acquired by such Pledgor (collectively, the "Pledged Interests"), (ii) any other shares of Pledged Equity hereafter pledged or referred to be pledged to the Pledgee pursuant to this Agreement;
(ii) all "investment property" as such term is defined in ss.9-102(a)(49) of the UCC (as defined below) with respect thereto; (iv) any "security entitlement" as such term is defined in ss. 8-102(a)(17) of the UCC with respect thereto; (v) all books and records relating to the foregoing; and (vi) all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock, or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase, or sell, and other property, rights, and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Pledged Collateral (as defined below), and without affecting the obligations of the Pledgor under any provision of the Security Agreement, in the event of any consolidation or merger in which the Pledgor is not the surviving corporation, all shares of each class or Pledged Equity of the successor entity formed by or resulting from such consolidation or merger (the collateral described in clauses (i) through (vi) of this Section 2 being collectively referred to as the "Pledged Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. All of the Pledged Interests now owned by the Pledgor, which are presently represented by certificates, are listed on Exhibit A hereto, which certificates, with undated assignments separate from the certificates or stock/membership interest powers duly executed in blank by such Pledgor and to the extent such certificates are available and not covered by an existing lien or pledge, or irrevocable proxies,

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are being delivered to the Pledgee simultaneously herewith. Upon the creation or acquisition of any new Pledged Interests, to the extent such certificates are available and not covered by an existing lien or pledge, the Pledgor shall execute an Addendum in the form of Exhibit C attached hereto (a "Pledge Addendum"). Any Pledged Collateral described in a Pledge Addendum executed by the Pledgor shall thereafter be deemed to be listed on Exhibit A hereto. The Pledgee shall maintain possession and custody of the certificates representing the Pledged Interests and any additional Pledged Collateral.

     Each Pledged Interest consisting of either (i) a membership interest in a Person that is a limited liability company or (ii) a partnership interest in a Person that is a partnership (if any) (1) is not and will not be evidenced by a certificate and (2) is not and will not be deemed a "security" governed by
Article 8 of the UCC.

     Representations and Warranties of Pledgor. The Pledgor represents and warrants to the Pledgee, and covenants with the Pledgee, that:

     Exhibit A sets forth (i) the authorized capital stock and other equity interests of each Pledge Entity, (ii) the number of shares of capital stock and other equity interests of each Pledge Entity that are issued and outstanding as of the date hereof, and (iii) the percentage of the issued and outstanding shares of capital stock and other equity interests of each Pledge Entity held by such Pledgor. Subject to the liens, pledges and security interests set forth in
Section 3.1(o) of the Purchase Agreement (the "Existing Liens"), such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests of such Pledgor, and subject to the Existing Liens, such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests in favor of the Pledgee created by this Agreement;

     Except as set forth on Exhibit A, there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests or any of the other Pledged Collateral;

     This Agreement is the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors' rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought;

     The Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and the Pledged Interests listed on Exhibit A constitute all of the issued and outstanding capital stock or other equity interests of the Pledge Entities;

     No consent, approval or authorization of or designation or filing with any governmental or regulatory authority on the part of the Pledgor is required in connection with the pledge and security interest granted under this Agreement;

     The execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, which

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are   applicable  to  the  Pledgor,   or  of  the  articles  or  certificate  of
incorporation,   certificate   of   formation,   bylaws  or  any  other  similar
organizational documents of the Pledgor or any Pledge Entity or of any securities issued by the Pledgor or any Pledge Entity or subject to the obtaining of a waiver agreement from the holder of the Existing Liens of any
mortgage,  indenture,  lease,  contract,  or  other  agreement,   instrument  or
undertaking to which the Pledgor or any Pledge Entity is a party or which is binding upon the Pledgor or any Pledge Entity or upon any of the assets of the Pledgor or any Pledge Entity, and subject to the Existing Liens will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor or any Pledge Entity, except as otherwise contemplated by this Agreement;

     The pledge, assignment and delivery of the Pledged Interests and the other Pledged Collateral pursuant to this Agreement creates a valid first lien on and perfected first priority security interest in such Pledged Interests and Pledged Collateral and the proceeds thereof in favor of the Pledgee, subject to the security interests reflected on Exhibit B. Until this Agreement is terminated pursuant to Section 11 hereof, the Pledgor covenants and agrees that it will defend, for the benefit of the Pledgee, the Pledgee's right, title and security interest subject to the Existing Liens in and to the Pledged Interests, the other Pledged Collateral and the proceeds thereof against the claims and demands of all other persons or entities; and

     Neither the Pledgor nor any Pledged Entity (i) will become a person whose property or interests in property are blocked or subject to blocking pursuant to
Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001), (ii) will engage in any dealings or transactions prohibited by Section 2 of such executive order, or (iii) will otherwise become a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other Office of Foreign Asset Control regulation or executive order.

     Dividends, Distributions, Etc. If, prior to irrevocable repayment in full in cash of the Obligations, the Pledgor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise, such Pledgor agrees, in each case, to accept the same as the Pledgee's agent and to hold the same in trust for the Pledgee, and to deliver the same promptly (but in any event within five days) to the Pledgee in the exact form received, with the endorsement of such Pledgor when necessary and/or with appropriate undated assignments separate from certificates or stock powers duly executed in blank, to be held by the Pledgee subject to the terms hereof, as additional Pledged Collateral. The Pledgor shall promptly deliver to the Pledgee (i) a Pledge Addendum with respect to such additional certificates, and (ii) any financing statements or amendments to financing statements as requested by the Pledgee. The Pledgor hereby authorizes the Pledgee to attach each such Pledge Addendum to this Agreement. Except as provided in Section 5(b) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held by the Pledgor in trust as additional Pledged Collateral.

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     Voting Rights; Dividends; Certificates.

     So long as no Event of Default (as defined in the Notes) has occurred and is continuing, the Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to exercise its voting and other consensual rights with respect to the Pledged Interests and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement, the Purchase Agreement and/or any of the other Transaction Documents. Subject to the rights of the Existing Liens, as applicable, the Pledgor hereby grants to the Pledgee or its nominee, an irrevocable proxy to exercise all voting, corporate and limited liability company rights relating to the Pledged Interests in any instance, which proxy shall be effective, at the discretion of the Pledgee, upon the occurrence and during the continuance of an Event of Default. Upon the request of the Pledgee at any time, the Pledgor agrees to deliver to the Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as the Pledgee may request.

     So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to receive cash dividends or other distributions made in respect of the Pledged Interests, to the extent permitted to be made pursuant to the terms of the Notes and the Purchase Agreement. Upon the occurrence and during the continuance of an Event of Default, in the event that the Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Pledgee, and the Pledgee shall be entitled to receive and retain, for the benefit of the Pledgee and the Purchasers, all such cash or other distributions as additional security for the Obligations.

     Subject to any sale or other disposition by the Pledgee of the Pledged Interests, any other Pledged Collateral or other property pursuant to this Agreement, upon the indefeasible full payment in cash, satisfaction and termination of all of the Obligations and the termination of this Agreement pursuant to Section 11 hereof and of the liens and security interests hereby granted, the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral in accordance with the provisions of this Agreement shall be returned to the Pledgor or to such other persons or entities as shall be legally entitled thereto.

     The Pledgor shall cause all Pledged Interests (other than the Pledged Interests consisting of limited liability company interests) to be certificated at all times while this Agreement is in effect.

     Rights of Pledgee. The Pledgee shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall the Pledgee be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Interests held by the Pledgee hereunder may, if an Event of Default has occurred and is continuing, without notice, be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter without notice exercise all voting and corporate rights at any meeting with respect to any Pledge Entity and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to

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exchange at its discretion any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Pledge Entity or upon the exercise by any Pledge Entity, the Pledgor or the Pledgee of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may reasonably determine, all without liability except to account for property actually received by the Pledgee, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     Remedies. Upon the occurrence and during the continuance of an Event of Default, the Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code ("UCC") of the jurisdiction applicable to the affected Pledged Collateral from time-to-time. Without limiting the foregoing, the Pledgee may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), upon the occurrence and during the continuance of an Event of Default forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith date and otherwise fill in the blanks on any assignments separate from certificates or stock powers or otherwise sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more portions at one or more public or private sales or dispositions, at any exchange or broker's board or at any of the Pledgee's offices or elsewhere upon such terms and conditions as the Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right to the Pledgee upon any such sale, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived or released. The Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses, to the payment, in whole or in part, of the Obligations, in such order as the Pledgee may elect. The Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, need the Pledgee account for the surplus, if any, to the Pledgor. The Pledgor agrees that the Pledgee need not give more than ten (10) days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No

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notification  need be given to the  Pledgor  if after  default  it has  signed a statement renouncing or modifying any right to notification of sale or other intended disposition. Notwithstanding any provision in any operating agreement or shareholder agreement of any issuer of the Pledged Collateral or any applicable laws to the contrary, the undersigned constituting all of the members and/or shareholders of each issuer hereby acknowledge that such member and/or shareholder, as applicable, may pledge to the Agent all of such member's and/or shareholder's right, title and interest in such issuer, and upon foreclosure the successful bidder (which may include the Agent) will be deemed admitted as a member and/or shareholder, as applicable, of such issuer, and will automatically succeed to all of such pledged right, title and interest, including without limitation such members' and/or shareholder's limited liability company and equity interests, right to vote and participate in the management and business affairs of the issuer, right to a share of the profits and losses of the issuer and right to receive distributions from the issuer.

     No Disposition, Etc. Until the irrevocable payment in full, satisfaction or expiration of the Notes, the Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will the Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Interests or any other Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest of the Pledgee provided for by this Agreement and the Security Agreement and Permitted Liens as defined in the Notes.

     Sale of Pledged Interests.

     The Pledgor recognizes that the Pledgee may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Pledge Entity) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition

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and the Pledgor agrees that it is not commercially  unreasonable for the Pledgee to engage in any such private sales or dispositions under such circumstances. The Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Interests in order to permit the Pledgor or a Pledge Entity to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor or a Pledge Entity would agree to do so.

     The Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sales or dispositions of the Pledged Interests valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sales or dispositions, all at such Pledgor's expense; provided that the Pledgor shall not have any obligation to register the Pledged Interests as securities under the Securities Act or the applicable state securities laws solely by virtue of this Section 9(b). The Pledgor further agrees that a breach of any of the covenants contained in Sections 4, 5(a), 5(b), 8, 9 and 24 will cause irreparable injury to the Pledgee and that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Pledgee to seek and obtain specific performance of other obligations of the Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

     The Pledgor further agrees to indemnify and hold harmless the Purchasers, the Pledgee and their respective successors and assigns, their respective officers, directors, employees, attorneys and agents, and any person or entity in control of any thereof, from and against any loss, liability, claim, damage and expense, including, without limitation, legal fees and expenses (in this paragraph collectively called the "Indemnified Liabilities"), under federal and state securities laws or otherwise insofar as such Indemnified Liability (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or offering memorandum or in any preliminary prospectus or preliminary offering memorandum or in any amendment or supplement to any thereof or in any other writing prepared by the Pledgor in connection with the offer, sale or resale of all or any portion of the Pledged Collateral unless such untrue statement of material fact was provided by the Pledgee, in writing, specifically for inclusion therein, or (ii) arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the Pledgee or any successor thereof, or any person or entity in control of any thereof. In connection with a public sale or other distribution, the Pledgor will provide customary indemnification to any underwriters, their successors and assigns, officers and directors and each person or entity who controls any such underwriter (within the meaning of the Securities Act). If and to the extent that the foregoing undertakings in this paragraph may be unenforceable for any reason, the Pledgor agrees to jointly and severally make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Pledgor under this paragraph (c) shall survive any termination of this Agreement.

     The Pledgor further agrees not to exercise any and all rights of subrogation it may have against a Pledge Entity upon the sale or disposition of all or any portion of the Pledged Collateral by the Pledgee pursuant to the terms of this Agreement until the termination of this Agreement in accordance with Section 11 below.

     No Waiver; Cumulative Remedies. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by the Pledgee shall be valid unless in writing and signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any further occasion. No course of dealing between the Pledgor and the Pledgee and no failure to exercise, nor any delay in exercising on the part of the Pledgee or the Purchasers of, any right, power or privilege hereunder or under the other Transaction Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or in the Purchase Agreement.

     Termination. This Agreement and the liens and security interests granted hereunder shall terminate and the Pledgee, at the Pledgor's sole reasonable cost and reasonable expense, shall immediately return any Pledged Interests or other Pledged Collateral then held by the Pledgee in accordance with the provisions of this Agreement to the Pledgor upon the full and complete performance and indefeasible satisfaction of all of the Obligations (including, without limitation, the indefeasible payment in full in cash of all such Obligations)
(i) in respect of the Transaction Documents, and (ii) with respect to which claims have been asserted by the Pledgee and/or Purchasers.

     Possession of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Interests in the physical possession of the Pledgee pursuant hereto, neither the Pledgee, nor any nominee of the Pledgee, shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Pledged Collateral and any duty to take any necessary steps to preserve rights against any parties with respect to the Pledged Collateral), and shall be relieved of all responsibility for the Pledged Collateral upon surrendering them to the Pledgor. The Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of a Pledge Entity and of all other circumstances bearing upon the risk of non-payment of the Obligations, and the Pledgee shall have no duty to advise the Pledgor of information known to the Pledgee regarding such condition or any such circumstance. The Pledgee shall have no duty to inquire into the powers of a Pledge Entity or its officers, directors, managers, members, partners or agents thereof acting or purporting to act on its behalf.

     Taxes and Expenses. The Pledgor will jointly and severally pay to the Pledgee within the Applicable Time Frame (as hereafter defined) (a) any taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Pledgee) payable or ruled payable by any Governmental Authority (as defined in the Security Agreement) in respect of this Agreement, together with interest and penalties, if any, and (b) all expenses, including the fees and expenses of counsel for the Pledgee and of any experts and agents that the Pledgee may incur in connection with (i) the administration, modification or amendment of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof. For purposes hereof, the term "Applicable Time Frame" means the earlier of (a) ten (10) days after the Pledgee's written demand for such payment and (b) the date set forth in the Pledgee's written demand for such payment if such payment is required to be made by the Pledgee prior to the ten (10) day period referred to in the foregoing clause "(a)."

     The Pledgee Appointed Attorney-In-Fact. The Pledgor hereby irrevocably appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Pledgee's discretion, to take any action and to execute any instrument that the Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement; provided that the power of attorney granted hereunder shall only be exercised by the Pledgee after the occurrence and during the continuance of an Event of Default.

     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing by registered or certified mail a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof ten (10) business days after the mailing thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Notwithstanding the foregoing, the Pledgee may enforce its rights and remedies in any other jurisdiction applicable to the Pledged Collateral. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     Counterparts. This Agreement may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

     Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     ENTIRE  AGREEMENT;  AMENDMENTS.  THIS  AGREEMENT,  TOGETHER  WITH THE OTHER
TRANSACTION DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN THE PLEDGOR, THE PLEDGEE, THEIR AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAIN THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS

SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE PLEDGEE NOR THE PLEDGOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS AGREEMENT, THERE ARE NO UNWRITTEN AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN. EXCEPT AS SET FORTH IN SECTION 2(A) HEREOF, NO PROVISION OF THIS AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED OTHER THAN BY AN INSTRUMENT IN WRITING SIGNED BY THE PLEDGOR AND THE PLEDGEE.

     Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Purchase Agreement, in the case of communications to the Agent, directed to the notice address set forth in the Security Agreement.

     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Pledgor shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Pledgee. The Pledgee may assign its rights hereunder without the consent of each holder of any Notes, in which event such assignee shall be deemed to be the Pledgee hereunder with respect to such assigned rights.

     No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

     Survival. All representations, warranties, covenants and agreements of the Pledgor and the Pledgee shall survive the execution and delivery of this Agreement.

     Further Assurances. The Pledgor agrees that it will, at any time and from time to time upon the written request of the Pledgee, execute and deliver all assignments separate from certificates or stock powers, financing statements and such further documents and do such further acts and things as the Pledgee may reasonably request consistent with the provisions hereof in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Pledgee Authorized. The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements and amendments thereto (or similar documents required by any laws of any applicable jurisdiction) relating to all or any part of the Pledged Interests or other Pledged Collateral without the signature of such Pledgor.

     Pledgee Acknowledgement. The Pledgor acknowledges receipt of an executed copy of this Agreement. The Pledgor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of the Pledgee to deliver to the Pledgor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Agreement.

     Agent. The terms and provisions of the Securities Purchase Agreements which set forth the appointment of the Pledgee as Agent and the terms and provisions of the Security Agreement which set forth the indemnifications to which the Agent is entitled are hereby incorporated by reference herein as if fully set forth herein.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their duly authorized officers on the date first above written.

                                    PLEDGOR:


                                    ESPORTS ENTERTAINMENT GROUP, INC.,
                                    a Nevada corporation



                                    By:
                                        -----------------------------------
                                        Name: Grant Johnson
                                        Title:Chief Executive Officer


                                    PLEDGEE:


                                    CAVALRY FUND I LP, a Delaware limited
                                    partnership, in its capacity as agent
                                    for the Purchasers
                                    By: Cavalry Fund I Management LLC
                                    Its General Partner



                                    By:
                                        --------------------------------------
                                        Name: Thomas P. Walsh
                                        Title: Manager

                                 ACKNOWLEDGEMENT

     Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) waives any rights or requirement at any time hereafter to receive a copy of such Pledge Agreement in connection with the registration of any Pledged Interests (as defined therein) in the name of the Pledgee or its nominee or the exercise of voting rights by the Pledgee and (iii) agrees promptly to note on its books and records the grant of the security interest in the stock or other equity interests of the undersigned as provided in such Pledge Agreement.

Dated: November __, 2018


ESPORTS ENTERTAINMENT GROUP, INC., a Nevada corporation


By: ____________________________
    Name: Grant Johnson
    Title: Chief Executive Officer


ESPORTS SERVICES ANTIGUA, LTD., an Antigua corporation


By: ____________________________
    Name: Grant Johnson
    Title:   President and Chief Executive Officer


VIE ESPORTS SERVICES B.V., a Curacao corporation


By: ____________________________
    Name: Grant Johnson
    Title:   President and Chief Executive Officer


ESPORTS SERVICES (MALTA) LIMITED, a Malta corporation


By: ____________________________
    Name: Grant Johnson
    Title:   President and Chief Executive Officer

ESPORTS ENTERTAINMENT (MALTA) LTD., a Malta corporation


By: ____________________________
    Name: Grant Johnson
    Title:   President and Chief Executive Officer